UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 29, 2009

Oglethorpe Power Corporation

(An Electric Membership Corporation)

(Exact name of Registrant as specified in its charter)

GEORGIA	33-7591	58-1211925
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2100 East Exchange Place
Tucker, Georgia		30084-5336
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (770) 270-7600

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                                      Changes in Registrant’s Certifying Accountant.

(a)                               Prior independent registered public accounting firm

On July 29, 2009, the Audit Committee of the board of directors of Oglethorpe Power Company (An Electric Membership Corporation) (“Oglethorpe”) dismissed PricewaterhouseCoopers LLP (“PWC”) as Oglethorpe’s independent registered public accounting firm.  PWC will continue as Oglethorpe’s independent registered public accounting firm until the completion of its procedures regarding Oglethorpe’s consolidated financial statements for the fiscal year ending December 31, 2009.  Upon completion of such PWC procedures, Oglethorpe will file an amendment to this Form 8-K with the specific date of PWC’s dismissal (i.e., the filing date of Oglethorpe’s Form 10-K for the year ending December 31, 2009) and update the disclosures required by Item 304(a)(1)(i), Item 304(a)(1)(ii), Item 304(a)(1)(iii), Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K through the date of filing the Form 10-K of Oglethorpe for the year ending December 31, 2009.

PWC’s reports on the financial statements for the fiscal years ended December 31, 2007 and 2008 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.  During the fiscal years ended December 31, 2007 and 2008 and through July 29, 2009, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements for such years.  During the fiscal years ended December 31, 2007 and 2008 and through July 29, 2009, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Oglethorpe has requested PWC to provide it with a letter addressed to the SEC stating whether or not PWC agrees with the above disclosures.  A copy of PWC’s letter, dated July 29, 2009, is attached as Exhibit 16.1 to this Form 8-K.

(b)                               New independent registered public accounting firm

Oglethorpe recently issued a request for proposal to independent registered public accounting firms with the capability of providing the audit services that Oglethorpe requires.  Specifically, Oglethorpe sought proposals for the audit of its annual financial statements for the fiscal year ending December 31, 2010.

On July 29, 2009, the Audit Committee selected Ernst & Young LLP (“E&Y”) as Oglethorpe’s new independent registered public accounting firm to audit Oglethorpe’s consolidated financial statements for the fiscal year ending December 31, 2010.  The Company and E&Y executed an engagement letter in connection with such audit on July 31, 2009.  During the fiscal years ended December 31, 2007 and 2008 and through July 31, 2009, the date of engagement of E&Y, neither Oglethorpe, nor any person on its behalf, has consulted with E&Y with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Oglethorpe’s consolidated financial statements, and no written report or oral advice was provided by E&Y to Oglethorpe that E&Y concluded was an important factor considered by Oglethorpe in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.                                      Financial Statements and Exhibits.

(d)                                               Exhibits

Exhibit No.	Description
16.1	Letter of PricewaterhouseCoopers LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)

Date:	August 3, 2009	By:	/s/ Thomas A. Smith
Thomas A. Smith
President and Chief Executive Officer